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                                                                     Rule 497(c)
                                                              Reg. No. 333-36796
                                AMBASSADOR FUNDS

SUPPLEMENT, dated May 30, 2002, to Statement of Additional Information, dated December 26, 2001:

1. THE DESCRIPTION ON PAGE 5 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE CAPTION "INVESTMENT STRATEGIES AND RISKS--MORE ABOUT OTHER INVESTMENT STRATEGIES AND RISKS" IS SUPPLEMENTED BY ADDING THE FOLLOWING DESCRIPTION AFTER THE DESCRIPTION OF "VARIABLE AND FLOATING RATE U.S. GOVERNMENT SECURITIES":

MICHIGAN MUNICIPAL SECURITIES. The Fund may invest in certain types of short-term municipal notes issued by Michigan county governments in anticipation of the collection of delinquent property taxes; interest paid on these notes is usually includable in gross income for federal income tax purposes but is exempt from state and local income taxes in Michigan. These notes are typically secured by real property taxes due and payable to a Michigan county and other taxing units within that county that are unpaid as of the annual due date (normally March 1) and they are also a "limited tax" general obligation of the issuing county, which means that they are secured by the full faith and credit of the county but the county does not have authority to impose any additional taxes for the payment of such notes. In Michigan, counties are permitted to borrow monies for the purpose of funding a tax payment fund that is used to pay up to 100% of the delinquent property taxes that are uncollected on March 1 of each year to the county itself as well as to any school district, intermediate school district, community college district, city, township, special assessment district, the State or any other political unit within the county for which delinquent property taxes are due.

Delinquent property tax notes in which the Fund may invest will be limited to investments in obligations which are rated SP-1 by S&P, or MIG-1 by Moody's, at the time of investment, or which are of equivalent quality as determined by the Adviser. In addition, the Adviser will generally only invest in these types of delinquent property tax notes if they may be tendered, or "put", back to the issuer or another party on a periodic basis (usually weekly) and if the interest rate on such notes is re-set, or adjusts, to reflect market conditions on a periodic basis (usually weekly). The Fund will not invest more than 5% of its total assets in delinquent property tax notes issued by any one Michigan county and not more than 20% of its total assets in all such notes as a group.